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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 1998


                              THE PRICE REIT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                        1-13432               52-1746059
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

           7979 IVANHOE AVENUE                         92037
          LA JOLLA, CALIFORNIA                      (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 551-2320

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.    OTHER EVENTS.

        Attached and incorporated by reference as Exhibit 99.1 to this report on Form 8-K is a press release announcing the determination of the merger consideration to be issued to holders of Price REIT Common Stock in the proposed merger of The Price REIT, Inc. with and into a wholly-owned subsidiary of Kimco Realty Corporation.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

The following exhibit is filed with this report on Form 8-K:


        Exhibit No.           Description
        -----------           -----------
        99.1                  Press Release of The Price REIT, Inc. dated June 11, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE PRICE REIT, INC.



Date:  June 11, 1998           By:       /s/ GEORGE M. JEZEK
                                   -------------------------------
                                             George M. Jezek
                                             Chief Financial Officer


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                                  EXHIBIT INDEX


        Exhibit No.                Description
        -----------                -----------

        99.1                       Press Release of The Price REIT, Inc. dated June 11, 1998.


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